SEMIANNUAL REPORT    JUNE 30, 2001

Prudential
National Municipals Fund, Inc.

Fund Type Tax-free bond

Objective High level of current income exempt from federal income taxes

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential National Municipals Fund, Inc. (the Fund) is to seek a high level of current income exempt from federal income taxes. The Fund's portfolio consists of long-term municipal bonds of medium quality, which offer a high level of current income that is exempt from federal income taxes. These bonds are varied among the states, maturities, and types of activity they support. There can be no assurance that the Fund will achieve its investment objective.

Credit Quality

Expressed as a percentage of
total investments as of 6/30/01

    6.9% AAA
   50.9  AAA Insured
   14.5  AA
    7.4  A
   13.6  BBB
    1.8  BB
    0.2  CCC and below
    0.4  Cash Equivalents
    4.3  Not Rated* (Prudential ratings used)
 Breakout:*  1.2  AAA
             2.4  BBB
             0.4  BB
             0.3  B

*Unrated bonds are believed to be of
comparable quality to the Fund's
permissible investments.

Five Largest Issuers

Expressed as a percentage of
net assets as of 6/30/01

  2.5%  IL Metro Pier & Expo. Authority

  2.3   CO Denver City & Cnty. Airport Rev.

  2.0   OH State Water Dev. Authority

  1.7   ND Mercer Cnty. Poll. Ctrl. Rev.

  1.7   WA King Cnty.

Holdings are subject to change.

Portfolio Composition

Expressed as a percentage of
total investments as of 6/30/01

    29.6%  General Obligation Bonds
    21.9   Other Revenue
    13.7   Utility
    11.8   Transportation
     9.7   Industrial Development
     7.3   Prerefunded
     5.6   Miscellaneous
     0.4   Cash Equivalents

<PAGE


           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1         As of 6/30/01

                       Six    One          Five            Ten             Since
                      Months  Year         Years          Years          Inception2
Class A               2.75%  10.65%   33.87% (33.79)  91.42% (91.17)  113.01% (112.74)
Class B               2.62   10.36    31.80  (31.71)  84.71  (84.48)  409.14  (408.49)
Class C               2.50   10.09    30.18  (30.09)       N/A         43.65  (43.47)
Class Z               2.87   10.85         N/A             N/A             10.09
Lipper General Muni
Debt Fund Avg.3       2.41    9.23        30.34           87.78             ***


Average Annual Total Returns1         As of 6/30/01
            One             Five            Ten             Since
            Year            Years          Years          Inception2
Class A    7.33%         5.36% (5.35)   6.38% (6.37)     6.55% (6.54)
Class B    5.36          5.52  (5.50)   6.33  (6.31)     7.99  (7.98)
Class C    7.99          5.20  (5.19)       N/A          5.23  (5.21)
Class Z   10.85              N/A            N/A             4.04

Distributions and Yields1             As of 6/30/01

          Total Distributions      30-Day       Taxable Equivalent 30-Day Yield4 at tax rates of
          Paid for Six Months    SEC Yield                36%                39.1%
Class A         $0.38              4.17%                6.52%                 6.85%
Class B         $0.36              4.04                 6.31                  6.63
Class C         $0.34              3.76                 5.88                  6.17
Class Z         $0.40              4.55                 7.11                  7.47

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C,
8/1/94; and Class Z 1/22/99.

3 Lipper average returns are unmanaged, and are based on the average return for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Lipper General Municipal Debt Fund category. Funds in the Lipper General Municipal Debt Fund category invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

4 Some investors may be subject to the alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception returns are 109.98% for Class A, 451.81% for Class B, 46.22% for Class C, and 7.22% for Class Z, based on all funds in each share class.
                                               1

(LOGO)                            August 14, 2001

DEAR SHAREHOLDER,
Following a strong performance in 2000, municipal bonds were relatively steady investments in the first half of 2001. For our six-month reporting period ended June 30, 2001, the Prudential National Municipals Fund's Class A shares returned 2.75%, which is -0.33% for investors subject to the Class A shares' initial sales charge. The Fund's benchmark Lipper Average returned 2.41% over the same period.

Short-term interest rates fell sharply as the Federal Reserve (the
Fed) eased monetary policy six times during our reporting period.
However, long-term interest rates rose during that time as investors worried that inflation might pick up if the Fed rate cuts succeeded at stimulating economic growth. While rising long-term rates limited the Fund's returns, the difference between yields on municipal bonds rated AAA and those rated BBB narrowed, benefitting the Fund's investment in lesser-quality bonds.

Demand for tax-exempt bonds was healthy during our reporting period. Many investors, who suffered steep losses in the stock market, sought to protect their portfolios from further damage by shifting some assets into municipal bonds. By broadening asset allocation, investors may avoid some of the extreme volatility that may be inherent in mostly stocks portfolios, and still achieve competitive returns.

The following discussion will address in more detail the factors that affected the Fund's performance. Thank you for your confidence in Prudential mutual funds.

Sincerely,

David R. Odenath, Jr., President
Prudential National Municipals Fund, Inc.

Prudential National Municipals Fund, Inc.

         Semiannual Report  June 30, 2001

INVESTMENT ADVISER'S REPORT

U.S. ECONOMIC SLOWDOWN PROMPTED FED ACTION
The U.S. economy continued to weaken during the six-month reporting period that began January 1, 2001, extending a trend that developed in the second half of 2000. Gross domestic product (GDP), which measures the total output of goods and services in the economy, slumped from 4.1% for all of 2000 to an annualized 1.0% for the first half of 2001. In response, the Fed acted decisively, cutting short-term interest rates six times in the reporting period to avoid a recession. (A recession is defined as at least two consecutive quarters of decline in a nation's GDP.)

ADJUSTING THE FUND'S RATE SENSITIVITY HELPED
Against this backdrop, the Fund's performance was aided by several factors. Coming into 2001, we anticipated the "January effect," which is usually marked by light municipal bond issuance due to a lack of borrowing by state and local governments. At the same time, there is normally strong demand for tax-exempt securities at year end because investors are flush with cash received from maturing bonds and coupon payments. Robust demand and minimal supply combine to raise bond prices and lower bond yields.

We positioned the Fund for this scenario by increasing its interest-rate sensitivity through exchanging some of our 15-year bonds for 30-year bonds. Specifically, we bought deep-discount securities maturing in 30 years, which tend to be more interest-rate sensitive than those selling near par, and therefore, offer greater opportunity for price appreciation.

The "January effect" faded around the middle of the month. At that point, the Fed had already lowered rates once--in a surprise move--on January 3. We were expecting a series of rate cuts. Accordingly, once the benefits of the "January effect" had been realized, we shifted the portfolio back toward 15-year securities and lightened our exposure to 30-year bonds. We reasoned
                                          3

Prudential National Municipals Fund, Inc.

        Semiannual Report  June 30, 2001

that as the Fed repeatedly lowered rates, longer-term bond investors would begin to anticipate strengthening economic conditions and would demand higher yields (and lower prices). This scenario developed as expected.

Also influencing our decision was the expectation that in a slowing economy the supply of municipal securities might increase as the borrowing needs of state and local governments grow because of lower tax revenues. Burgeoning supplies would tend to drive municipal bond yields higher (and their prices lower), so we made the portfolio less interest-rate sensitive. This strategy worked well, particularly in the second quarter of 2001, as 15-year bonds were one of the best-performing maturities, while 30-year securities lagged on a relative basis.

HOSPITAL BONDS OUTPERFORM AGAIN
In the previous report, we mentioned our interest in bonds of the health-care sector, which we continued to emphasize during the first half of 2001. We selectively increased the Fund's exposure to hospital bonds rated BBB and single-A. The difference between yields on hospital bonds in these two ratings categories and tax-exempt bonds rated AAA shrank as fundamentals in the hospital sector improved. This narrowing yield differential indicated greater demand for hospital bonds rated BBB and single-A. Overall, hospital bonds turned out to be one of the top-performing sectors of the second quarter of 2001.

LIMITED EXPOSURE TO TROUBLED CALIFORNIA BONDS
A third factor that helped the Fund's performance was our decision to maintain a light exposure to securities issued in California. Bonds in the Golden State did poorly compared to the national average, because of the state's utility crisis. Also hurting their performance was the fact that California's credit rating was downgraded because much of its budget surplus was used to pay utility bills.

            www.prudential.com  (800) 225-1852

Our exposure to zero-coupon municipal bonds, however, limited the Fund's performance somewhat, as many investors avoided them because of expectations that long-term interest rates would rise. We continued to maintain our investments in zero-coupon municipal bonds, as their structure allows us considerable flexibility in adjusting the Fund's interest-rate sensitivity.

LOOKING AHEAD
In the second half of 2001, all eyes will focus on whether the Fed can effectively turn around the economy. We are cautiously optimistic about the near-term outlook. Historically, aggressive easing by the Fed has been followed by stronger economic growth. Once the economy begins to grow more rapidly, the speed and degree of the recovery will affect our near-term portfolio strategy. Municipal bonds would likely do well in an environment of moderate growth in the 2% to 3% range. However, if the economy recovers as quickly as it declined--an event that we think is unlikely--the Fed may revert to raising short-term interest rates.

We believe the tax-exempt securities market should also continue to benefit from investors seeking to diversify their holdings by reducing the volatility resulting from their overweighting in stocks. Finally, long-term municipal bonds are yielding significantly more than short-term municipal debt securities. This argues strongly for asset allocation strategies that include a substantial allotment to long-term municipal bonds.

Prudential National Municipals Fund Management Team

Prudential National Municipals Fund, Inc.

       Semiannual Report  June 30, 2001

Financial

  Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited)

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.4%
----------------------------------------------------------------------------------------
Arizona  3.7%
Arizona Hlth. Facs. Auth.,
 Hosp. Sys. Rev. John C Lincoln
 Health Network                      BBB(d)        6.875%      12/01/20   $    4,100      $   4,136,818
Arizona Sch. Facs. Brd. Rev.
 Sch. Impvt.                         Aaa           5.50        7/01/15         4,000          4,240,000
 Sch. Impvt.                         Aaa           5.50        7/01/16         5,000          5,271,450
Arizona St. Mun. Fin. Proj.,
 Cert. of Part., Ser. 25,
 B.I.G.                              Aaa           7.875       8/01/14         2,250(f)       2,860,740
Pima Cnty. Ind. Dev. Auth.
 Rev., F.S.A.                        Aaa           7.25        7/15/10         1,665          1,744,654
Pima Cnty. Uni. Sch. Dist.,
 Gen. Oblig., F.G.I.C.,              Aaa           7.50        7/01/10         3,000          3,701,730
Tucson Cnty. Gen. Oblig.,
 Ser. A                              Aa2           7.375       7/01/11         1,000          1,234,770
 Ser. A                              Aa2           7.375       7/01/12         1,100          1,368,543
                                                                                          -------------
                                                                                             24,558,705
----------------------------------------------------------------------------------------
California  5.5%
Anaheim Pub. Fin. Auth.
 Lease Rev.,
 Ser. 641A, F.S.A., R.I.T.E.S.       NR            12.184(c)   9/01/16         2,210(g)       3,098,619
 Ser. 641B, F.S.A., R.I.T.E.S.       NR            12.184(c)   9/01/24         1,815(g)       2,515,300
Calif. Poll. Ctrl. Fin. Auth.
 Solid Waste Disposal Rev.           B1            6.875       11/01/27        2,500          2,525,950
Encinitas Uni. Sch. Dist., Gen.
 Oblig., M.B.I.A.                    Aaa           Zero        8/01/21         3,810          1,266,101
Foothill / Eastern Corridor
 Agcy., Toll Rd. Rev., Ser. A        Aaa           Zero        1/01/23         5,000          1,569,850
Long Beach Aquarium of the
 Pacific, Rev., Ser. A, A.M.T.,
 M.B.I.A.                            Aaa           6.125       7/01/23         7,920          8,790,804
Long Beach Fin. Auth. Lease
 Rev., Ref. Aquarium of the
 South Pacific, A.M.B.A.C.           Aaa           5.50        11/01/14        3,935          4,210,175
Los Angeles Uni. Sch. Distr.,
 Ser. A, F.G.I.C.                    Aaa           6.00        7/01/15         1,000          1,134,500
Pittsburg Redev. Agy.,
 Tax Alloc.,
 Los Medanos Comm.
 Dev. Proj., A.M.B.A.C.              Aaa           Zero        8/01/25         2,000            515,280

    See Notes to Financial Statements                                      7

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Los Medanos Comm.
 Dev. Proj., A.M.B.A.C.              Aaa           Zero        8/01/30    $    5,000      $     954,150
Santa Margarita Dana Point
 Auth., Rev., M.B.I.A.
 Impvt. Dists., 3, 4, Ser. B,
 M.B.I.A.                            Aaa           7.25%       8/01/10         2,450          3,007,546
 Impvt. Dists. 3, 4, Ser. B,
 M.B.I.A.                            Aaa           7.25        8/01/09         2,000          2,423,460
 Impvt. Dists. 3, 4, Ser. B,
 M.B.I.A.                            Aaa           7.25        8/01/14         2,000          2,503,200
West Contra Costa Sch. Dist.,
 Cert. of Part., Ref.                Baa3          7.125       1/01/24         1,600          1,693,280
                                                                                          -------------
                                                                                             36,208,215
----------------------------------------------------------------------------------------
Colorado  11.7%
Arapahoe Cnty. Cap. Impvt.
 Trust Fund, Hwy. Rev.,
 Ser. E-470                          Aaa           7.00        8/31/26         3,000(b)       3,466,440
Arapahoe Wtr. & Santn. Dist.,
 Ref. Ser. A, M.B.I.A.               Aaa           6.15        12/01/19        7,500(f)       7,828,050
Boulder Cnty., Sales & Use Tax
 Rev., Ser. A, F.G.I.C.              Aaa           6.00        12/15/17        3,970          4,321,663
Colorado Hsg. Fin.
 Auth., A.M.T.
 Singl. Fam. Proj.                   Aa2           8.00        6/01/25         1,570          1,676,509
 Singl. Fam. Proj., Ser. A-2         Aa2           7.25        5/01/27         1,444          1,566,812
 Singl. Fam. Proj., Ser. B-1         Aa2           7.90        12/01/25        1,000          1,069,210
 Singl. Fam. Proj., Ser. C-1,
 M.B.I.A.                            Aaa           7.65        12/01/25        2,250(f)       2,399,580
 Singl. Fam. Proj., Ser. C-2         Aa2           6.875       11/01/28        2,945          3,178,597
 Singl. Fam. Proj., Ser. C-2         Aa2           7.05        4/01/31         4,000          4,535,160
Colorado Springs Arpt. Rev.,
 Ser. A., A.M.T.                     BBB+(d)       7.00        1/01/22         7,960(f)       8,398,994
Denver City & Cnty. Airport
 Rev., Ser. A, M.B.I.A.              Aaa           5.75        11/15/16       14,150(f)      14,834,435

    8                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Denver Hlth. & Hosp. Auth.,
 Healthcare Rev., Ser. A,
 A.C.A.                              A(d)          5.375%      12/01/28   $    1,500      $   1,389,915
E-470 Highway Auth. Rev., Cap.
 Apprec. Ser. B, M.B.I.A.            Aaa           Zero        9/01/17         6,490          2,728,656
Northwest Pkwy. Pub. Hwy. Auth.
 Rev.,
 Ser. A                              Aaa           5.50        6/15/19         6,540          6,736,461
 Ser. A, A.M.B.A.C.                  Aaa           5.50        6/15/20         3,445          3,542,287
 Ser. A, A.M.B.A.C.                  Aaa           5.50        6/15/15         1,620          1,707,156
 Ser. A, A.M.B.A.C.                  Aaa           5.50        6/15/16         2,500          2,620,650
Silver Dollar Metro Dist.,
 Gen. Oblig.                         NR            7.05        12/01/30        5,000          5,017,400
                                                                                          -------------
                                                                                             77,017,975
----------------------------------------------------------------------------------------
Connecticut  2.7%
Connecticut St. Hlth. & Edu.
 Facs. Auth. Rev., Univ. of
 Hartford, Ser. D                    Ba1           6.75        7/01/12         5,725          5,902,475
Connecticut St. Spec. Tax
 Oblig. Rev., Trans.
 Infrastructure, Ser. A              Aaa           7.125       6/01/10         1,000          1,193,830
Connecticut St., Gen Oblig.,
 Ser B                               Aa2           5.375       6/15/18        10,000         10,362,700
                                                                                          -------------
                                                                                             17,459,005
----------------------------------------------------------------------------------------
Florida  1.5%
Florida St. Brd. of Ed., Gen.
 Oblig.                              Aa2           9.125       6/01/14         1,260(b)(f)     1,732,462
Hillsborough Cnty. Ind.
 Dev. Auth. Poll. Ctrl. Rev.,
 Tampa Elec. Proj.                   Aa3           8.00        5/01/22         5,000          5,295,550
Orange Cnty. Hlth. Facs. Auth.
 Rev. Adventist Hlth. Sys.           Baa1          6.375       11/15/20        2,000          2,081,120
Tallahasse Hlth. Facs. Rev.
 Tallahasse Memorial Hlthcare
 Proj.                               A3            6.25        12/01/20        1,000          1,038,140
                                                                                          -------------
                                                                                             10,147,272

    See Notes to Financial Statements                                      9

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Georgia  1.2%
Burke Cnty. Dev. Auth., Poll.
 Cntrl. Rev., M.B.I.A.,
 Oglethorpe Pwr. Co., E.T.M.         Aaa           7.50%       1/01/03    $      387      $     404,005
Forsyth Cnty. Sch. Dist.
 Dev. Rev.                           Aa2           6.75        7/01/16           500            595,910
Fulton Cnty. Sch. Dist. Rev.         Aa2           6.375       5/01/17           750(f)         870,832
Georgia Mun. Elec. Auth. Pwr.
 Rev., Ser. B, M.B.I.A.              Aaa           6.375       1/01/16         5,000(f)       5,773,450
Green Cnty. Dev. Auth. Indl.
 Park Rev.                           NR            6.875       2/01/04           250            261,760
                                                                                          -------------
                                                                                              7,905,957
----------------------------------------------------------------------------------------
Guam  0.5%
Guam Pwr. Auth. Rev.,
 Ser. A                              AAA(d)        6.625       10/01/14        1,000(b)       1,122,070
 Ser. A                              AAA(d)        6.75        10/01/24        2,000(b)       2,251,800
                                                                                          -------------
                                                                                              3,373,870
----------------------------------------------------------------------------------------
Hawaii  0.1%
Hawaii St. Dept. Budget & Fin.
 Spl. Purp. Mtge. Rev.,
 Hawaiian Elec. Co., Ser. C,
 M.B.I.A., A.M.T.                    Aaa           7.375       12/01/20           90             92,075
Hawaii St. Harbor Cap. Impvt.
 Rev., A.M.T. F.G.I.C.               Aaa           6.25        7/01/15           500            525,860
                                                                                          -------------
                                                                                                617,935
----------------------------------------------------------------------------------------
Illinois  8.8%
Chicago Brd. of Ed.,
 Gen. Oblig., F.G.I.C.               Aaa           Zero        12/01/19        2,000            724,060
 Gen. Oblig., F.G.I.C., Ser.
 B-1                                 Aaa           Zero        12/01/12        1,500            850,845
Chicago City Colleges,
 Gen. Oblig., F.G.I.C.               Aaa           Zero        1/01/25         5,000          1,346,500
Chicago Singl. Fam. Mtge. Rev.,
 Ser. A, F.N.M.A.                    AAA(d)        7.15        9/01/31         3,500          3,975,125

    10                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Chicago Wastewater Transmission
 Rev., Ser. B, M.B.I.A.              Aaa           5.00%       1/01/30    $    5,605(f)   $   5,257,490
Chicago, Gen. Oblig.,
 Cap. Apprec. City Colleges,
 F.G.I.C.                            Aaa           Zero        1/01/16        13,500          6,223,770
 F.G.I.C.                            Aaa           Zero        1/01/24         5,000          1,426,900
 Ser. A, F.G.I.C.                    Aaa           6.75        1/01/35         5,000          5,932,550
Cook and Du Page Cntys.,
 High Sch. Dist. No. 210,
 Gen. Oblig., F.S.A.                 Aaa           Zero        12/01/11        3,035          1,841,851
Gilberts Spec. Svc. Area No.
 9 Spec. Tax, Big Timber Proj.       NR            7.75        3/01/27         2,000          1,978,800
Hlth. Facs. Auth. Rev., Reg.
 YCNS, M.B.I.A.                      Aaa           8.12(c)     8/15/14         5,000          5,462,500
Metropolitan Pier & Expo.
 Auth., Hosptlty. Fac. Rev.,
 McCormick Pl. Conv.                 AAA           7.00        7/01/26        12,910(b)      16,183,201
University Illinois Rev.
 Auxiliary Facs. Sys. Ser. A,
 M.B.I.A.                            Aaa           6.00        4/01/30         6,000          6,490,680
                                                                                          -------------
                                                                                             57,694,272
----------------------------------------------------------------------------------------
Indiana  0.3%
Gary Ind. Mtge. Rev., Lakeshore
 Dunes Apts., Ser. A, G.N.M.A.       AAA(d)        6.00        8/20/34         2,000          2,031,660
----------------------------------------------------------------------------------------
Kansas  0.5%
Kansas St. Dev. Fin. Auth.
 Rev., Water Poll. Cntrl.            Aa1           6.00        11/01/14        3,000          3,313,350
----------------------------------------------------------------------------------------
Kentucky  1.6%
Henderson Cnty. Solid Waste
 Disp. Rev., Macmillan Bloedel
 Proj., A.M.T.                       A3            7.00        3/01/25         6,000          6,207,120
Kentucky Econ. Dev. Fin. Auth.
 Norton Hlthcare,
 Ser. A                              NR            6.625       10/01/28        2,000          2,038,920
 Ser. A                              NR            6.50        10/01/20        2,500          2,538,925
                                                                                          -------------
                                                                                             10,784,965

    See Notes to Financial Statements                                     11

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Louisiana  1.9%
Jefferson Parish Mtg. Rev.,
 Ser. B1, G.N.M.A., F.N.M.A.         Aaa           5.25%       12/01/33   $    5,000      $   5,398,950
Orleans Parish Sch. Brd.,
 E.T.M., M.B.I.A.                    Aaa           8.90%       2/01/07         5,780(f)       7,192,459
                                                                                          -------------
                                                                                             12,591,409
----------------------------------------------------------------------------------------
Maryland  2.0%
Baltimore, Econ. Dev. Lease
 Rev., Armistead Partnership,
 Ser. A                              BBB+(d)       7.00        8/01/11         1,000          1,040,360
Maryland St. Hlth. & Higher
 Edu. Facs. Auth. Rev.,
 Univ. Maryland Med. Sys.            Baa1          6.75        7/01/30         5,000(f)       5,329,400
Maryland St. Ind. Dev. Fin.
 Auth. Rev., Amer. Ctr. Physics
 Headqrtrs.                          BBB(d)        6.625       1/01/17         1,000          1,070,090
Northeast Waste Disp. Auth.
 Rev.,
 Baltimore City Sludge
 Corp. Proj.                         NR            7.25        7/01/07         3,446          3,556,617
 Montgomery Cnty. Res. Rec.
 Proj., Ser. A                       A2            6.00        7/01/07         1,000          1,085,830
Takoma Park Hosp. Facs. Rev.,
 Washington Adventist Hosp.,
 F.S.A.                              Aaa           6.50        9/01/12         1,000(f)       1,170,190
                                                                                          -------------
                                                                                             13,252,487
----------------------------------------------------------------------------------------
Massachusetts  5.1%
Boston Ind. Dev. Fin. Auth.,
 Swr. Fac. Rev., Harbor Elec.
 Energy Co. Proj., A.M.T.            Aa3           7.375       5/15/15         1,500          1,533,810
Brockton, Gen. Oblig.                Aa3           6.125       6/15/18         1,030          1,070,067
Holyoke, Gen. Oblig., School
 Proj., M.B.I.A.                     Aaa           8.10        6/15/05           700            755,846

    12                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Mass. St. Consolidated Loan
 Ser. B                              Aa2           5.00%       5/01/13    $    5,000      $   5,121,700
Mass. St. College Bldg. Auth.
 Proj. Rev., Ser. A, M.B.I.A.        Aaa           Zero        5/01/22         2,250            742,725
Mass. St. Dev. Fin. Agcy. Rev.
 Concord Assabet Family Svcs.        B2            6.00        11/01/28          725            500,134
Mass. St. Gen. Oblig.,
 Ser. A, A.M.B.A.C.                  Aaa           5.00        7/01/12         1,000          1,049,220
 Ser. C, F.G.I.C.                    Aaa           6.00        8/01/09         1,250          1,402,900
 Beth Israel Hospital,
 A.M.B.A.C.                          Aaa           8.573(c)    7/01/25         1,500          1,575,000
 Dana Farber Cancer Proj.,
 Ser. G-1                            A1            6.25        12/01/22          625            646,625
 Faulkner Hospital, Ser. C           Baa1          6.00        7/01/23         1,500          1,606,365
 Holyoke Hospital, Ser. B            Baa3          6.50        7/01/15           550            512,259
 Jordan Hospital, Ser. C             BBB+(d)       6.875       10/01/22        1,350          1,441,138
 Valley Regional Hlth. Sys.,
 Ser. C                              AAA+(d)       7.00        7/01/10           825            976,330
 Winchester Hospital, Ser. D         AAA+(d)       5.75        7/01/24         1,000          1,016,920
Mass. St. Hlth. & Educ. Facs.
 Auth. Rev.
 Univ. Mass. Proj., Ser. A,
 F.G.I.C.                            Aaa           5.875       10/01/29          500            530,605
 Youville Hosp., Ser. B, F.H.A.      Aa2           6.00        2/15/34         4,195          4,442,925
 Simmons Coll., Ser. D,
 A.M.B.A.C.                          Aaa           6.05        10/01/20        1,000          1,091,830
 Harvard Univ., Ser. W               Aaa           6.00        7/01/35           500            540,845
Mass. St. Ind. Fin. Agcy.
 Bradford College                    NR            5.625       11/01/28        1,000            495,000
 Cambridge Friends School            BBB+(d)       5.80        9/01/28           700            664,685
Mass. St. Ind. Fin. Agcy. Rev.,
 Phillips Academy                    Aaa           5.375       9/01/23         1,000          1,011,110
Mass. St. Tpk. Auth. Cap.
 Apprec. Ser. C                      Aaa           Zero        1/01/17         2,000            900,920
Mass. St. Tpk. Auth. Metro Hwy.
 Sys. Rev.                           Aaa           Zero        1/01/28         2,000            477,820

    See Notes to Financial Statements                                     13

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Mass. St. Water Poll. Abatement
 Trust Rev., Ser. A                  Aa3           6.375%      2/01/15    $    1,000      $   1,077,930
Mass. St. Water Res. Auth.
 Rev.,
 Ser. D, M.B.I.A.                    Aaa           6.00        8/01/13           500            567,320
 Ser. B, M.B.I.A.                    Aaa           6.25        12/01/11          500            578,455
Plymouth Cnty. Mass. Corr.
 Facs. Proj., Cert. of Part.,
 Ser. A                              Aaa           7.00        4/01/22           500            535,295
Rail Connections Inc. Mass.
 Rev., Ser. B                        A(d)          Zero        7/01/21         2,500            812,150
                                                                                          -------------
                                                                                             33,677,929
----------------------------------------------------------------------------------------
Michigan  2.1%
Detroit Econ. Dev. Corp.,
 Res. Rec. Rev., Ser. A,
 F.S.A., A.M.T.                      Aaa           6.875       5/01/09           920            940,074
Detroit Sewage Disp. Rev.,
 Prerefunded Inflos, F.G.I.C.        Aaa           8.226       7/01/23           800(b)         896,000
 Unrefunded Balance Inflos,
 F.G.I.C.                            Aaa           8.226       7/01/23           200            207,500
Detroit Wtr. Supply Sys. Rev.,
 Ser. B, M.B.I.A.                    Aaa           5.55        7/01/12         1,000          1,084,380
Dickinson Cnty. Mem. Hosp. Sys.
 Rev.                                Ba1           8.00        11/01/14        1,000          1,151,170
Michigan Higher Ed. Rev., Ser.
 XIII-A, M.B.I.A., A.M.T.            Aaa           7.55        10/01/08           85             86,869
Michigan Mun. Bd. Auth. Rev.,
 Wayne Cnty. Proj., M.B.I.A.,
 E.T.M.                              Aaa           7.40        12/01/02          345            359,342
Michigan St. Hosp. Fin. Auth.
 Rev.,
 Genesys Hlth. Sys., Ser. A          AAA(d)        8.125       10/01/21        1,000          1,191,490
 Genesys Hlth. Sys., Ser. A          AAA(d)        7.50        10/01/27          500            574,985
Michigan St. Strategic Fd.,
 Ltd. Oblig. Rev., Waste Mgmt.
 Inc. Proj., A.M.T.                  Ba1           6.625       12/01/12        1,500          1,534,095

    14                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Oak Park, A.M.B.A.C.,
 Gen. Oblig.                         Aaa           7.00%       5/01/12    $      400(b)   $     420,216
 Gen. Oblig.,                        Aaa           7.00        5/01/11           375(b)         393,953
Okemos Pub. Sch. Dist.,
 M.B.I.A.                            Aaa           Zero        5/01/12         1,100            652,278
 M.B.I.A.                            Aaa           Zero        5/01/13         1,000            557,940
Wayne Cnty. Bldg. Auth., Ser. A      A3            8.00        3/01/17         1,250          1,317,537
Wyandotte Elec. Rev., Gen.
 Oblig., M.B.I.A.                    Aaa           6.25        10/01/08        2,000(f)       2,223,360
                                                                                          -------------
                                                                                             13,591,189
----------------------------------------------------------------------------------------
Minnesota  3.2%
Minneapolis Spec. Sch. Dist.
 No. 1 Cert. Part., Ser. A,
 M.B.I.A.                            Aaa           5.90        2/01/17         5,000          5,444,750
Minneapolis St. Paul Metro.
 Arpts. Commission Spec. Facs.
 Rev., Ser. B                        NR            6.5         4/01/05         2,500          2,507,900
Minneapolis St. Paul Hsg. Fin.
 Brd. Rev., Sngl. Fam. Mtge.,
 G.N.M.A., A.M.T.                    AAA(d)        7.30        8/01/31           510            520,572
Minnesota Agric. & Econ. Dev.
 Brd. Rev., Fairview Hlth. Care
 Sys., Ser. A                        A2            6.375       11/15/22        7,000          7,326,690
Southern Minnesota Mun. Pwr.
 Agcy. Supply, Ser. B,
 A.M.B.A.C.                          Aaa           5.75        1/01/18         5,000          5,124,050
St. Paul Science Museum, Cert.
 of Part., E.T.M.                    AAA(d)        7.50        12/15/01          214(f)         218,792
                                                                                          -------------
                                                                                             21,142,754
----------------------------------------------------------------------------------------
Mississipi  0.5%
Mississippi Bus. Fin. Corp.
 Poll. Ctrl. Rev., Sys. Energy
 Res. Inc. Proj.                     Ba1           5.90        5/01/22         3,700          3,488,323
----------------------------------------------------------------------------------------
Missouri  1.3%
Missouri St. Hlth. & Edu. Facs.
 Auth. Hlth. Facs. Rev.
 St. Anthony's Med. Ctr.             A2            6.125       12/01/19        1,250          1,287,775

    See Notes to Financial Statements                                     15

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Missouri St. Hsg. Dev. Comn.
 Mtge. Rev., Sngl Fam.
 Homeowner Ln., Ser. A,
 G.N.M.A., A.M.T.                    AAA(d)        7.20%       9/01/26    $    3,275      $   3,521,280
St. Louis Arpt. Rev., Airport
 Dev. Prog. Ser. A, M.B.I.A.         Aaa           5.625       7/01/19         3,500          3,656,555
                                                                                          -------------
                                                                                              8,465,610
----------------------------------------------------------------------------------------
Nevada  0.7%
Truckee Meadows Wtr. Auth. Rev.
 Ser. A, F.S.A.                      Aaa           5.125       7/01/30         5,000          4,785,550
----------------------------------------------------------------------------------------
New Hampshire  1.8%
Manchester Hsg. & Redev. Auth.
 Rev.,
 Cap. Apprec., Ser. B, A.C.A.        Baa3          Zero        1/01/24         4,740          1,047,872
 Cap. Apprec., Ser. B, A.C.A.        Baa3          Zero        1/01/27         4,140            744,745
 Cap. Apprec., Ser. B, A.C.A.        Baa3          Zero        1/01/30         4,640            674,702
New Hampshire Higher Ed. &
 Hlth. Facs. Auth. Rev.,
 New Hampshire College               BBB-(d)       6.30        1/01/16           500            484,320
 New Hampshire College               BBB-(d)       6.375       1/01/27         2,000(f)       1,893,080
New Hampshire Hlth. & Ed. Facs.
 Auth. Rev., College Issue           BBB-(d)       7.50        1/01/31         3,000(f)       3,139,710
New Hampshire St. Ind. Dev.
 Auth., Poll. Ctrl. Rev., Proj.
 A                                   Ba3           7.65        5/01/21         3,420          3,493,393
                                                                                          -------------
                                                                                             11,477,822
----------------------------------------------------------------------------------------
New Jersey  1.5%
New Jersey Econ. Dev. Auth.
 Spec. Fac. Rev.,
 Continental Airlines Inc.
 Proj.                               Ba2           6.25        9/15/19         1,395          1,341,237
 Continental Airlines Inc.
 Proj.                               Ba2           6.25        9/15/29         1,000            938,380
New Jersey Hlth. Care Facs.
 Fin. Auth. Rev.
 St. Peter's Univ. Hosp., Ser.
 A                                   Baa2          6.875       7/01/30         2,000          2,012,640
 Hackensack Univ. Med. Ctr.          A3            6.00        1/01/34         5,000          5,213,200
                                                                                          -------------
                                                                                              9,505,457

    16                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
New York  5.1%
Metropolitan Trans. Auth.,
 Trans. Facs. Rev., Ser. A,
 F.S.A.                              Aaa           6.00%       7/01/16    $    2,500      $   2,695,875
New York City Mun. Water Fin.
 Auth. Water & Sewer Sys. Rev.       Aaa           6.67(c)     6/15/09         5,500          5,905,625
New York City Transitional
 Future Tax, Ser. A                  Aa2           5.75        2/15/17        10,000         10,730,500
New York City, Gen. Oblig.,
 Ser. F                              A3            8.25        11/15/02          405            418,810
 Ser. F                              A(d)          8.25        11/15/02          410(b)         424,539
 Ser. D                              A3            8.00        8/01/03            70(f)          71,359
 Ser. D                              A3            8.00        8/01/04            30(f)          30,582
 Ser. A                              A3            7.75        8/15/04            15             15,301
 Ser. B                              A3            8.25        6/01/06         1,500          1,784,640
 Ser. D                              A3            7.65        2/01/07            45             46,907
 Ser. B                              A3            7.25        8/15/07         3,500          4,086,670
New York St. Env. Facs. Corp.,
 Poll. Ctrl. Rev.                    Aaa           5.80        1/15/14         1,280          1,365,197
New York St. Urban Dev. Corp.
 Rev. Ref., Corr. Facs., F.S.A.      Aaa           6.50        1/01/09         3,000          3,434,040
Port Authority New York & New
 Jersey Series 122                   A1            5.50        7/15/11         2,000          2,129,180
                                                                                          -------------
                                                                                             33,139,225
----------------------------------------------------------------------------------------
North Carolina  3.6%
Charlotte Mecklenberg Hosp.,
 Hlth. Care Sys. Rev.                Aa3           6.25        1/01/20           430            446,121
Charlotte Storm Wtr. Fee Rev.        Aa2           6.00        6/01/25           500            541,460
Charlotte Wtr. & Swr., Gen.
 Oblig.                              Aaa           6.20        6/01/17         1,500(b)       1,576,770
Charlotte, Arpt. Rev. Ser. B,
 M.B.I.A.                            Aaa           6.00        7/01/24         1,000          1,059,140
No. Carolina Eastn. Mun. Pwr.
 Agcy.,
 Pwr. Sys. Rev., Ser. A, E.T.M.      Aaa           6.50        1/01/18         1,995          2,338,499
 Pwr. Sys. Rev., Ser. A              Aaa           6.00        1/01/26           650(b)         727,409
 Pwr. Sys. Rev., A.M.B.A.C.          Aaa           6.00        1/01/18         1,000          1,110,290

    See Notes to Financial Statements                                     17

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Pwr. Sys. Rev.,
 Ser. A, M.B.I.A.                    Aaa           6.50%       1/01/18    $    1,005      $   1,171,820
 Pwr. Sys. Rev., Ser. A, E.M.T.      Baa3          6.40        1/01/21         1,000          1,147,630
No. Carolina Hsg. Fin. Agcy.,
 Home Ownership, Ser. 6A,
 A.M.T.                              Aa2           6.20        1/01/29           995          1,037,914
No. Carolina Med. Care Comn.,
 Hosp. Rev.,
 Annie Pen Mem. Hosp. Proj.          Baa3          7.50        8/15/21         1,000          1,048,070
 Rex Hosp. Proj.                     Aaa           6.25        6/01/17         1,750          1,883,332
No. Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa           6.00        1/01/10         1,250          1,389,687
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa           6.22        1/01/12         2,000          2,077,500
Northern Hosp. Dist. Surry
 Cnty., Hlth. Care Facs. Rev.,       Ba1           7.875       10/01/21        1,500          1,499,715
Piedmont Triad Arpt. Auth.
 Rev., Ser. B, F.S.A., A.M.T.        Aaa           6.00        7/01/21         1,000          1,061,840
Pitt Cnty. Rev., Pitt Cnty.
 Mem. Hosp., E.T.M.                  AAA           5.25        12/01/21        1,000(b)       1,009,720
University No. Carolina Rev.
 Util. Sys.                          Aa1           Zero        8/01/19         5,215          1,975,181
Winston Salem, Sngl. Fam. Mtge.
 Rev., A.M.T.                        A1            8.00        9/01/07           195            198,134
                                                                                          -------------
                                                                                             23,300,232
----------------------------------------------------------------------------------------
North Dakota  1.7%
Mercer Cnty. Poll. Ctrl. Rev.,
 Antelope Valley Station,
 A.M.B.A.C.                          Aaa           7.20        6/30/13         9,000(f)      10,926,540
----------------------------------------------------------------------------------------
Ohio  7.8%
Akron, Gen. Oblig.,                  A1            10.50       12/01/04          200            243,724
Brecksville Broadview Heights
 City Sch. Dist., F.G.I.C.           Aaa           6.50        12/01/16        1,000          1,125,380
Cleveland                            Aaa           5.75        8/01/15         1,000          1,102,900
Cleveland, Ref.                      Aaa           5.75        8/01/14         1,000          1,105,860

    18                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Cleveland Arpt. Spec. Rev.
 Continental Airlines Inc.
 Proj.                               Ba2           5.375%      9/15/27    $    3,000      $   2,385,180
Cleveland Arpt. Sys. Rev. Ser.
 A, A.M.T.                           Aaa           6.25        1/01/20         3,500          3,651,865
Columbus Citation Hsg. Dev.
 Corp., Mtge. Rev., F.H.A.           AA(d)         7.625       1/01/22         1,820          2,248,974
Columbus, Gen. Oblig., Mun.
 Arpt. No. 32, A.M.T.                Aaa           7.15        7/15/06           435            435,792
Cuyahoga Cnty. Hosp. Rev.,
 Meridia Hlth. Sys.                  A1            6.25        8/15/24         1,500          1,677,030
Dayton, Gen. Oblig., M.B.I.A.        Aaa           7.00        12/01/07          480            559,646
Dover Mun. Elec. Sys. Rev.,
 F.G.I.C.                            Aaa           5.95        12/01/14        1,000          1,059,870
Greene Cnty. Wtr. Sys. Rev.
 Ser. A, F.G.I.C.                    Aaa           6.125       12/01/21        1,000          1,079,170
Hamilton Cnty. Sales Tax
 Sub. Cap. Apprec., Ser. B,
 A.M.B.A.C.                          Aaa           Zero        12/01/20        2,000            705,180
 Sub. Cap. Apprec., Ser. B,
 A.M.B.A.C.                          Aaa           Zero        12/01/24        1,000            278,050
Hilliard Schl. Dist.
 Cap. Apprec. Schl. Impvt.,
 F.G.I.C.                            Aaa           Zero        12/01/18        1,720            682,083
 Cap. Apprec. Schl. Impvt.,
 F.G.I.C.                            Aaa           Zero        12/01/19        1,720            643,349
Lorain Cnty. Hosp. Rev. Ref.
 Mtge., Ser. C                       BBB+(d)       6.875       6/01/22         2,000          2,011,300
Lucas Cnty. Hlth. Care Fac.
 Rev. Ref. & Impvt. Sunset
 Ret.,
 Ser. A                              NR            6.625       8/15/30         1,000          1,022,840
 Presbyterian Svcs., Ser. A          NR            6.625       7/01/14         1,750          1,737,662
Montgomery Cnty. Swr. Sys.
 Rev., Greater Moraine, Beaver
 Creek, F.G.I.C.                     Aaa           Zero        9/01/05         1,000            849,770
Mount Vernon City Schl. Dist.,
 Gen. Oblig., F.G.I.C.               Aaa           7.50        12/01/14          500            563,735

    See Notes to Financial Statements                                     19

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Newark, Ltd. Tax Gen. Oblig.,
 Wtr. Impvt., A.M.B.A.C.             Aaa           Zero        12/01/06   $      805      $     644,274
Ohio Hsg. Fin. Agcy. Mtge. Rev.
 Ser. A, G.N.M.A., A.M.T.            Aaa           6.35%       9/01/31         1,000          1,053,370
Ohio Hsg. Fin. Agcy. Mtge.
 Rev., Res. Con. Opt. C1,
 G.N.M.A., A.M.T.                    Aaa           6.05        3/01/32         1,000          1,035,690
Ohio St. Air Quality Dev. Auth.
 Rev., Poll. Ctrl., Cleveland
 Elec. Co., Proj., F.G.I.C.          Aaa           8.00        12/01/13        2,500          2,677,075
Ohio St. Bldg. Auth., Das Data
 Ctr. Proj.,                         Aa2           6.00        10/01/08          615            686,832
Ohio St. Higher Edl. Fac. Comn.
 Rev., Case Western Resv.
 Univ., Ser. B                       Aa3           6.50        10/01/20          750            887,993
Ohio St. Solid Wste. Rev.,
 Cscltd. Proj., A.M.T.(h)            NR            8.50        8/01/22           500                 50
Ohio St. Tpk. Comm. Rev. Ref.
 Ser. A, F.G.I.C.                    Aaa           5.50        2/15/24         4,000          4,218,600
Ohio St. Univ. Gen. Rcpts.
 Ser. A                              Aa2           6.00        12/01/16        1,000          1,091,170
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs. Rev., Buckeye Pwr.
 Inc. Proj., A.M.B.A.C.              Aaa           7.80        11/01/14       11,395         13,027,220
Richland Cnty. Hosp. Facs.
 Rev., Impvt. Medcentral Hlth.
 Sys., Ser. B                        A-(d)         6.375       11/15/22        1,000          1,027,190
                                                                                          -------------
                                                                                             51,518,824
----------------------------------------------------------------------------------------
Pennsylvania  2.3%
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.                 BBB-(d)       5.60        7/01/10           685            654,778
Delaware Cnty. Ind. Dev. Auth.
 Rev., Res. Rec. Fac., Ser. A        B2            6.20        7/01/19         3,000(f)       3,031,560
Delaware River Port. Auth.
 Rev., F.G.I.C.                      Aaa           5.40        1/01/16         3,500          3,614,170

    20                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Delaware Valley Reg. Fin. Auth.
 Loc. Gov. Rev., Ser. A,
 A.M.B.A.C.                          Aaa           5.50%       8/01/28    $    3,000      $   3,133,410
Philadelphia Hosp. & Higher
 Edl. Facs. Auth. Rev.,
 Children's Seashore House,
 Ser. A                              A+(d)         7.00        8/15/03           775            812,254
Philadelphia Hosp. & Higher
 Educ. Facs. Auth. Hosp. Rev.        Baa2          6.50        11/15/22        2,000          1,848,200
Westmoreland Cnty., Ind. Dev.
 Auth. Rev., Valley Landfill
 Proj.                               BBB(d)        5.10        5/01/18         2,000          1,939,560
                                                                                          -------------
                                                                                             15,033,932
----------------------------------------------------------------------------------------
Puerto Rico  3.6%
Puerto Rico Comnwlth.,
 Hwy. & Trans. Auth. Rev.,
 Ser. A, A.M.B.A.C.                  Aaa           Zero        7/01/18         2,500          1,062,775
 Pub. Impvt.                         Aaa           Zero        7/01/19         2,000            803,400
 PA625, R.I.T.E.S., A.M.B.A.C.       NR            11.071(c)   7/01/10           500            708,160
 PA642B, R.I.T.E.S., M.B.I.A.        NR            8.59(c)     7/01/12         1,000          1,248,420
Puerto Rico Ind. Tourist Edl.
 Cogen Fac. Proj.                    Baa2          6.625       6/01/26         1,575          1,656,727
Puerto Rico Pub. Bldgs. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.,
 Ser. J                              Baa1          Zero        7/01/06         3,000          2,463,150
Puerto Rico Tel. Auth. Rev.,
 M.B.I.A.                            Aaa           7.478(c)    1/25/07         5,100(f)       5,495,250
 M.B.I.A.                            Aaa           8.233(c)    1/16/15         7,150(f)       7,784,562
Univ. of Puerto Rico Revs.,
 Cap. Apprec. Ref. Ser. N,
 M.B.I.A.                            Aaa           Zero        6/01/13         4,245          2,436,885
                                                                                          -------------
                                                                                             23,659,329
----------------------------------------------------------------------------------------
South Carolina  2.3%
Charleston Wtrwks. & Swr. Rev.,
 E.T.M.                              Aaa           10.375      1/01/10         7,415(f)       9,640,093
South Carolina St. Pub. Svc.
 Auth. Rev., R.I.T.E.S.,
 M.B.I.A.                            Aaa           7.766(c)    6/28/13         5,000          5,356,250
                                                                                          -------------
                                                                                             14,996,343

    See Notes to Financial Statements                                     21

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Tennessee  1.7%
Bristol Hlth. & Edl. Fac. Rev.,
 Bristol Memorial Hosp.,
 F.G.I.C.                            Aaa           6.75%       9/01/10    $    5,000      $   5,849,700
McMinn Cnty. Ind. Dev. Brd.
 Solid Waste Rev., Recycling
 Fac., A.M.T.                        Baa3          7.40        12/01/22        5,000          5,165,600
                                                                                          -------------
                                                                                             11,015,300
----------------------------------------------------------------------------------------
Texas  6.8%
Bexar Cnty. Hlth. Facs. Dev.
 Corp. Rev., Baptist Hlth.
 Sys., Ser. A, M.B.I.A.              Aaa           6.00        11/15/14        5,695          6,345,597
Dallas Cnty. Util. &
 Reclamation Dist. Ser. B            Aaa           5.875       2/15/29         5,000          5,111,600
Dallas Ft. Worth, Regl. Arpt.
 Rev., F.G.I.C.,
 Ser. A                              Aaa           7.375       11/01/08        3,500          3,899,385
 Ser. A                              Aaa           7.375       11/01/09        3,500          3,899,385
Harris Cnty. Ind. Dev. Corp.
 Arpt. Facs. Rev., Continental
 Airline Proj.                       Ba2           5.375       7/01/19         2,795          2,340,393
Houston Arpt. Sys. Rev.              Ba1           6.125       7/15/27         1,000            898,530
Houston Arpt. Sys. Rev.
 Sub. Ser. A, F.S.A., A.M.T.         Aaa           5.70        7/01/30         5,000          5,043,550
Lakeway Mun. Util. Dist., Gen.
 Oblig., Ser. A, F.G.I.C.            Aaa           Zero        9/01/11         1,425            875,207
Panhandle Regl. Hsg. Fin. Corp.
 Rev., Mult. Fam. Hsg., Ser. A       A3            6.75        3/01/31         3,500          3,620,645
Port Corpus Christi Auth. Rev.       Baa2          7.50        8/01/12         2,000          2,062,460
San Benito Cons. Indpt. Schl.
 Dist.                               Aaa           6.00        2/15/25        10,000         10,661,600
                                                                                          -------------
                                                                                             44,758,352

    22                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
U. S. Virgin Islands  0.5%
Virgin Islands Pub. Fin. Auth.
 Rev. Gross Rcpts. Tax Loan
 Note, Ser. A                        BBB-(d)       6.50%       10/01/24   $    1,500      $   1,613,790
 Ref. Matching Loan Notes,
 Ser. A                              AAA(d)        7.25        10/01/18        1,000(b)       1,073,780
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91          NR            7.75        10/01/06          270(b)         277,492
                                                                                          -------------
                                                                                              2,965,062
----------------------------------------------------------------------------------------
Washington  5.5%
King Cnty., Ser. B                   Aa1           5.85        12/01/13       10,000(f)      10,823,200
Seattle Muni. Light & Pwr. Rev.
 Imp. & Ref., F.S.A.                 Aaa           5.50        3/01/17         5,000          5,154,650
Skagit Cnty. Cons. Schl. Dist.
 No. 320 Mount Vernon, M.B.I.A.      Aaa           5.50        12/01/15        4,715          4,927,882
Washington St., Ser. B               Aa1           6.00        1/01/25        10,000         10,650,300
Washington St. Pub. Pwr. Supply
 Sys. Rev., Nuclear Proj. No.
 1, Ser. A, F.S.A.                   Aaa           7.00        7/01/08         4,000          4,642,080
                                                                                          -------------
                                                                                             36,198,112
----------------------------------------------------------------------------------------
West Virginia  0.3%
West Virginia St. Hosp. Fin.
 Auth., Oak Hill Hosp. Rev.,
 Ser. B                              A2            6.75        9/01/30         2,000          2,125,280
                                                                                          -------------
Total long-term investments
 (cost $617,774,970)                                                                        652,728,242
                                                                                          -------------
SHORT-TERM INVESTMENTS  0.3%
----------------------------------------------------------------------------------------
Kentucky  0.2%
Leitchfield Ind. Bldg. Rev.
 Styline Inds. Inc. Proj.,
 F.R.D.D., A.M.T., Ser. 99           A1(d)         2.90        7/05/01         1,000          1,000,000

    See Notes to Financial Statements                                     23

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                                                                          Principal
                                     Moody's       Interest    Maturity   Amount          Value
Description (a)                      Rating        Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Texas  0.1%
Port Arthur Nav. Dist. Envl.
 Facs. Rev.                          A1(d)         3.00%       7/05/01    $      860      $     860,000
                                                                          Contracts
------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED(i)
US Treasury Bond Future Sept.
 '01, expiring 7/28/01 @ 98                                                      425             99,609
US Treasury Bond Future Sept.
 '01, expiring 7/28/01 @ 100                                                     200            165,625
                                                                                          -------------
Total put options purchased
 (cost $359,158)                                                                                265,234
                                                                                          -------------
Total short-term investments
 (cost $2,219,158)                                                                            2,215,234
                                                                                          -------------
Total Investments  99.7%
 (cost $619,994,128; Note 4)                                                                654,853,476
Other assets in excess of
 liabilities  0.3%                                                                            1,782,922
                                                                                          -------------
Net Assets--100%                                                                          $ 656,636,398
                                                                                          -------------
                                                                                          -------------

    24                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
A.C.A.--American Capital Access
A.M.B.A.C.--American Municipal Bond Assurance Corporation
A.M.T.--Alternative Minimum Tax
B.I.G.--Bond Investors Guaranty Insurance Company
E.T.M.--Escrowed to Maturity
F.G.I.C.--Financial Guaranty Insurance Company
F.H.A.--Federal Housing Administration
F.N.M.A.--Federal National Mortgage Association
F.R.D.D.--Floating Rate Daily Demand(e)
F.S.A.--Financial Security Assurance
G.N.M.A.--Government National Mortgage Association
M.B.I.A.--Municipal Bond Insurance Association
R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) All or portion of security pledged as initial margin on financial futures contracts.
(g) Private placement.
(h) Represent issuer in default on interest payments, non-income producing security.
(i) Non-income producing.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     25

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $619,994,128)                         $ 654,853,476
Receivable for investments sold                                       4,124,988
Interest receivable                                                  10,805,880
Receivable for Fund shares sold                                         304,675
Due from broker-variation margin                                         50,875
Unrealized appreciation on interest rate swaps                           24,804
Deferred expenses and other assets                                       14,392
                                                                -----------------
      Total assets                                                  670,179,090
                                                                -----------------
LIABILITIES
Payable to custodian                                                    324,435
Payable for investments purchased                                    12,041,783
Payable for Fund shares reacquired                                      405,073
Dividends payable                                                       355,581
Management fee payable                                                  242,438
Distribution fee payable                                                146,961
Accrued expenses                                                         26,421
                                                                -----------------
      Total liabilities                                              13,542,692
                                                                -----------------
NET ASSETS                                                        $ 656,636,398
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     420,107
   Paid-in capital in excess of par                                 613,758,094
                                                                -----------------
                                                                    614,178,201
   Undistributed net investment income                                      998
   Accumulated net realized gain on investments                       7,458,852
   Net unrealized appreciation on investments                        34,998,347
                                                                -----------------
Net assets, June 30, 2001                                         $ 656,636,398
                                                                -----------------
                                                                -----------------

    26                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  June 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($599,630,848 / 38,372,000 shares of common stock
      issued and outstanding)                                            $15.63
   Maximum sales charge (3% of offering price)                              .48
                                                                -----------------
   Maximum offering price to public                                      $16.11
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($51,394,910 / 3,280,301 shares of common stock
      issued and outstanding)                                            $15.67
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($3,969,584 / 253,363 shares of common stock issued
      and outstanding)                                                   $15.67
   Sales charge (1% of offering price)                                      .16
                                                                -----------------
   Offering price to public                                              $15.83
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,641,056 / 105,050 shares of common stock
      issued and outstanding)                                            $15.62
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     27

       Prudential National Municipals Fund, Inc.
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $18,924,029
                                                                -----------------
Expenses
   Management fee                                                    1,570,452
   Distribution fee--Class A                                           744,672
   Distribution fee--Class B                                           140,094
   Distribution fee--Class C                                            12,848
   Transfer agent's fees and expenses                                  216,000
   Legal fees and expenses                                              96,000
   Custodian's fees and expenses                                        65,000
   Reports to shareholders                                              41,000
   Registration fees                                                    21,000
   Audit fee                                                            20,000
   Directors' fees and expenses                                          8,000
   Miscellaneous                                                         6,185
                                                                -----------------
      Total expenses                                                 2,941,251
   Less: Custodian fee credit                                             (603)
                                                                -----------------
      Net expenses                                                   2,940,648
                                                                -----------------
Net investment income                                               15,983,381
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           9,212,217
   Financial futures contracts                                        (782,257)
   Interest rate swaps                                                (118,415)
                                                                -----------------
                                                                     8,311,545
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (6,676,833)
   Financial futures contracts                                         123,570
   Interest rate swaps                                                  24,804
                                                                -----------------
                                                                    (6,528,459)
                                                                -----------------
Net gain on investment transactions                                  1,783,086
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $17,766,467
                                                                -----------------
                                                                -----------------

    28                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               June 30, 2001      December 31, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  15,983,381        $  28,563,413
   Net realized gain on investment
      transactions                                 8,311,545            1,618,521
   Net change in unrealized appreciation
      (depreciation) on investments               (6,528,459)          38,392,006
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                   17,766,467           68,573,940
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (14,569,379)         (24,844,002)
      Class B                                     (1,301,331)          (3,564,845)
      Class C                                        (75,226)            (113,666)
      Class Z                                        (37,445)             (40,900)
                                             -----------------    -----------------
                                                 (15,983,381)         (28,563,413)
                                             -----------------    -----------------
   Distributions in excess of net
      investment income
      Class A                                             --             (218,972)
      Class B                                             --              (20,991)
      Class C                                             --               (1,096)
      Class Z                                             --                 (351)
                                             -----------------    -----------------
                                                          --             (241,410)
                                             -----------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                        (39,981)                  --
      Class B                                         (3,760)                  --
      Class C                                           (247)                  --
      Class Z                                            (98)                  --
                                             -----------------    -----------------
                                                     (44,086)                  --
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 5 & 6):
   Net proceeds from shares sold                  30,507,774          214,060,219
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                9,627,998           17,395,494
   Cost of shares reacquired                     (58,139,792)        (192,873,469)
                                             -----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                    (18,004,020)          38,582,244
                                             -----------------    -----------------
Total increase (decrease)                        (16,265,020)          78,351,361
NET ASSETS
Beginning of period                              672,901,418          594,550,057
                                             -----------------    -----------------
End of period(a)                               $ 656,636,398        $ 672,901,418
                                             -----------------    -----------------
                                             -----------------    -----------------
(a) Including undistributed net investment
    income                                     $         998        $         998
                                             -----------------    -----------------

    See Notes to Financial Statements                                     29

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or
    30

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value
                                                                          31

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Effective January 1, 2001, the AICPA Audit and Accounting Guide for Investment Companies requires the amortization of discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund has determined that the impact of adopting this principle is not material to the financial statements and therefore no reclassifications were recorded to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    Dividends from net investment income are
declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
    32

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with the Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective March 31, 2001, PIC changed its name to Prudential Investment Management Inc. ('PIM').

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 2001.

      PIMS has advised the Fund that it received approximately $53,200 and $8,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2001. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          33

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Fund that for the six months ended June 30, 2001, it received approximately $32,100 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the SCA was $1 billion. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2001, the Fund incurred fees of approximately $188,000 for the services of PMFS. As of June 30, 2001, approximately $34,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2001, aggregated $245,098,089 and $275,869,642, respectively.

      During the six months ended June 30, 2001, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2001 are as follows:

                                                   Value at         Value at         Unrealized
Number of                          Expiration        Trade          June 30,        Appreciation/
Contracts           Type              Date           Date             2001         (Depreciation)
---------     -----------------    -----------    -----------     ------------     ---------------
               Short Position:
   125           Muni Index        Sept. '01      $12,911,070     $ 12,796,875        $ 114,195
                                                                                   ---------------
                                                                                   ---------------

      The Fund entered into an interest rate swap agreement with Morgan Stanley. Under the agreement, the Fund recovers the excess, if any, of a floating rate over a fixed rate. The Fund pays a fee at the termination of the swap agreement. Details of the swap at June 30, 2001 are as follows:
    34

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Notional
 Amount       Fixed      Floating       Open      Termination
 (000)        Rate         Rate         Date         Date          Appreciation
--------     -------    -----------    ------     -----------     --------------
                        BMA
                        Municipal
$ 14,800     4.895%     Swap Index     5/2/01        5/4/21          $ 24,804
                                                                  --------------
                                                                  --------------

      The federal income tax basis of the Fund's investments at June 30, 2001 was $620,054,929 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $34,798,547 (gross unrealized appreciation--$36,590,979; gross unrealized depreciation--$1,792,432).

      For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 2000 of approximately $792,157 of which $381,722 expires in 2005 and $410,435 expires in 2006. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2001:
Shares sold                                                   1,374,938    $   21,557,211
Shares issued in reinvestment of dividends and
  distributions                                                 564,542         8,809,202
Shares reacquired                                            (3,341,377)      (52,318,845)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,401,897)      (21,952,432)
Shares issued upon conversion from Class B                      688,456        10,786,527
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                  (713,441)   $  (11,165,905)
                                                       ----------------    --------------
                                                       ----------------    --------------

                                                                          35

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                   6,294,069    $   86,680,313
Shares issued in connection with reorganization
  (Note 6)                                                    7,529,395       116,780,922
Shares issued in reinvestment of dividends and
  distributions                                               1,022,371        15,258,713
Shares reacquired                                           (11,603,661)     (173,414,758)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion          3,242,174        45,305,190
Shares issued upon conversion from Class B                    1,978,024        29,649,281
                                                       ----------------    --------------
Net increase in shares outstanding                            5,220,198    $   74,954,471
                                                       ----------------    --------------
                                                       ----------------    --------------
Class B
----------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                     399,876    $    6,264,957
Shares issued in reinvestment of dividends and
  distributions                                                  47,294           740,063
Shares reacquired                                              (272,063)       (4,264,080)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion            175,107         2,740,940
Shares reacquired upon conversion into Class A                 (686,703)      (10,786,527)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                  (511,596)   $   (8,045,587)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                     523,486    $    7,914,558
Shares issued in reinvestment of dividends and
  distributions                                                 136,126         2,030,727
Shares reacquired                                            (1,148,098)      (17,021,990)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion           (488,486)       (7,076,705)
Shares reacquired upon conversion into Class A               (1,973,675)      (29,649,281)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                (2,462,161)   $  (36,725,986)
                                                       ----------------    --------------
                                                       ----------------    --------------
Class C
----------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                     129,498    $    2,032,484
Shares issued in reinvestment of dividends and
  distributions                                                   3,021            47,257
Shares reacquired                                               (84,746)       (1,328,374)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    47,773    $      751,367
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                     110,587    $    1,687,743
Shares issued in reinvestment of dividends and
  distributions                                                   4,644            69,451
Shares reacquired                                              (117,012)       (1,744,576)
                                                       ----------------    --------------
Net increase (decrease) in shares outstanding                    (1,781)   $       12,618
                                                       ----------------    --------------
                                                       ----------------    --------------

    36

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2001:
Shares sold                                                      41,736    $      653,122
Shares issued in reinvestment of dividends and
   distributions                                                  2,017            31,476
Shares reacquired                                               (14,630)         (228,493)
                                                       ----------------    --------------
Net increase (decrease) decrease in shares
  outstanding                                                    29,123    $      456,105
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2000:
Shares sold                                                      61,156    $      922,187
Shares issued in connection with reorganization
  (Note 6)                                                        4,806            74,496
Shares issued in reinvestment of dividends and
   distributions                                                  2,451            36,603
Shares reacquired                                               (46,695)         (692,145)
                                                       ----------------    --------------
Net increase (decrease) decrease in shares
  outstanding                                                    21,718    $      341,141
                                                       ----------------    --------------
                                                       ----------------    --------------

Note 6. Reorganization
On August 23, 2000, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Prudential Municipal Series Fund Massachusetts Series ('Massachusetts Series'), Prudential Municipal Series Fund North Carolina Series ('North Carolina Series) and the Prudential Municipal Series Fund Ohio Series ('Ohio Series') into the Fund and the Fund's assumption of the liabilities of all three series. In exchange, Class A, B and C shares of the Massachusetts Series, North Carolina Series and Ohio Series were exchanged for Class A of the Fund. Class Z shares of the Massachusetts Series were exchanged into Class Z of the Fund.

      The Plan was approved by the shareholders of the Massachusetts, North Carolina and Ohio Series at a shareholder meeting held on December 7, 2000. The reorganization took place on December 15, 2000. The Massachusetts, North Carolina and Ohio Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.
                                                                          37

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                                              National Municipals
         Massachusetts Series:                        Fund                  Value
Class A                       2,177,820     Class A        1,567,020     $24,304,474
    B                           609,217           A          437,960       6,792,765
    C                            25,218           A           18,129         281,177
    Z                             6,681           Z            4,806          74,496
        North Carolina Series:
Class A                       2,211,609           A        1,595,609      24,747,903
    B                           621,878           A          448,667       6,958,820
    C                               445           A              328           5,094
             Ohio Series:
Class A                       3,663,247           A        2,697,246      41,834,282
    B                         1,021,343           A          752,672      11,673,945
    C                            15,963           A           11,764         182,462

      The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                                             Unrealized
                                                           Net Assets       Appreciation
                                                           -----------      -------------
Massachusetts Series                                       $31,662,235       $ 1,930,390
North Carolina Series                                       31,717,080         1,979,098
Ohio Series                                                 53,723,199         3,483,164

      The aggregate net assets of the National Municipals Fund immediately before the acquisition was $558,073,114.
    38

       Prudential National Municipals Fund, Inc.
 Financial
    Highlights

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   15.59
                                                                -----------------
Income from investment operations
Net investment income                                                     .38
Net realized and unrealized gain (loss) on investment
   transactions                                                           .04
                                                                -----------------
      Total from investment operations                                    .42
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.38)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --(c)
                                                                -----------------
      Total distributions                                                (.38)
                                                                -----------------
Net asset value, end of period                                      $   15.63
                                                                -----------------
                                                                -----------------
TOTAL INVESTMENT RETURN(a):                                              2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 599,631
Average net assets (000)                                            $ 600,675
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .87%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .62%(d)
   Net investment income                                                 4.89%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 37%(e)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
(e) Not annualized.
    40                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  14.72             $  16.06             $  16.12             $  15.56             $  15.98
----------------     ----------------     ----------------     ----------------     ----------------
         .76                  .76                  .79                  .81(b)               .82(b)
         .88                (1.34)                 .06                  .67                 (.42)
----------------     ----------------     ----------------     ----------------     ----------------
        1.64                 (.58)                 .85                 1.48                  .40
----------------     ----------------     ----------------     ----------------     ----------------
        (.76)                (.76)                (.79)                (.81)                (.82)
        (.01)                  --(c)                --(c)              (.01)                  --(c)
          --                   --                 (.12)                (.10)                  --
----------------     ----------------     ----------------     ----------------     ----------------
        (.77)                (.76)                (.91)                (.92)                (.82)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.59             $  14.72             $  16.06             $  16.12             $  15.56
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       11.45%               (3.69)%               5.41%                9.80%                2.66%
    $609,245             $498,428             $481,926             $493,178             $502,739
    $487,811             $531,603             $483,759             $491,279             $508,159
         .88%                 .86%                 .73%                 .70%(b)              .68%(b)
         .63%                 .61%                 .63%                 .60%(b)              .58%(b)
        5.09%                4.88%                4.89%                5.15%(b)             5.31%(b)
         122%                  30%                  23%                  38%                  46%

    See Notes to Financial Statements                                     41

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 15.63
                                                                    --------
Income from investment operations
Net investment income                                                    .37
Net realized and unrealized gain (loss) on investment
   transactions                                                          .04
                                                                    --------
      Total from investment operations                                   .41
                                                                    --------
Less distributions
Dividends from net investment income                                    (.37)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --(c)
                                                                    --------
      Total distributions                                               (.37)
                                                                    --------
Net asset value, end of period                                       $ 15.67
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             2.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $51,395
Average net assets (000)                                             $56,502
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.12%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%(d)
   Net investment income                                                4.64%(d)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    42                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  14.75             $  16.10             $  16.16             $  15.60             $  16.02
----------------     ----------------     ----------------     ----------------     ----------------
         .73                  .73                  .73                  .75(b)               .76(b)
         .89                (1.35)                 .06                  .67                 (.42)
----------------     ----------------     ----------------     ----------------     ----------------
        1.62                 (.62)                 .79                 1.42                  .34
----------------     ----------------     ----------------     ----------------     ----------------
        (.73)                (.73)                (.73)                (.75)                (.76)
        (.01)                  --(c)                --(c)              (.01)                  --(c)
          --                   --                 (.12)                (.10)                  --
----------------     ----------------     ----------------     ----------------     ----------------
        (.74)                (.73)                (.85)                (.86)                (.76)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.63             $  14.75             $  16.10             $  16.16             $  15.60
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       11.23%               (3.98)%               4.99%                9.35%                2.26%
    $ 69,260             $ 92,265             $119,698             $141,528             $168,185
    $ 73,531             $118,044             $131,195             $151,938             $193,312
        1.13%                1.11%                1.13%                1.10%(b)             1.08%(b)
         .63%                 .61%                 .63%                 .60%(b)              .58%(b)
        4.85%                4.62%                4.49%                4.75%(b)             4.91%(b)

    See Notes to Financial Statements                                     43

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 15.63
                                                                     -------
Income from investment operations
Net investment income                                                    .35
Net realized and unrealized gain (loss) on investment
   transactions                                                          .04
                                                                     -------
      Total from investment operations                                   .39
                                                                     -------
Less distributions
Dividends from net investment income                                    (.35)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --(c)
                                                                     -------
      Total distributions                                               (.35)
                                                                     -------
Net asset value, end of period                                       $ 15.67
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             2.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 3,970
Average net assets (000)                                             $ 3,454
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.37%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%(d)
   Net investment income                                                4.39%(d)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
    44                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
     $14.75               $16.10               $16.16               $15.60               $16.02
    -------              -------              -------              -------              -------
        .69                  .69                  .69                  .71(b)               .72(b)
        .89                (1.35)                 .06                  .67                 (.42)
    -------              -------              -------              -------              -------
       1.58                 (.66)                 .75                 1.38                  .30
    -------              -------              -------              -------              -------
       (.69)                (.69)                (.69)                (.71)                (.72)
       (.01)                  --(c)                --(c)              (.01)                  --(c)
         --                   --                 (.12)                (.10)                  --
    -------              -------              -------              -------              -------
       (.70)                (.69)                (.81)                (.82)                (.72)
    -------              -------              -------              -------              -------
     $15.63               $14.75               $16.10               $16.16               $15.60
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
      10.96%               (4.22)%               4.73%                9.08%                2.01%
     $3,213               $3,060               $2,296               $  825               $  772
     $2,473               $2,643               $1,555               $  758               $  674
       1.38%                1.36%                1.38%                1.35%(b)             1.33%(b)
        .63%                 .61%                 .63%                 .60%(b)              .58%(b)
       4.60%                4.39%                4.23%                4.50%(b)             4.67%(b)

    See Notes to Financial Statements                                     45

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                      Class Z
                             ----------------------------------------------------------
                                                                         January 22,
                                Six Months             Year                1999(c)
                                   Ended               Ended               Through
                               June 30, 2001     December 31, 2000    December 31, 1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
of period                         $ 15.58             $ 14.71              $ 16.11
                                  -------             -------              -------
Income from investment
operations
Net investment income                 .40                 .80                  .73
Net realized and unrealized
   gain (loss) on investment
   transactions                       .04                 .88                (1.40)
                                  -------             -------              -------
      Total from investment
      operations                      .44                1.68                 (.67)
                                  -------             -------              -------
Less distributions
Dividends from net
investment income                    (.40)               (.80)                (.73)
Distributions in excess of
net investment income                  --                (.01)                  --(b)
Distributions from net
realized gains                         --(b)               --                   --
                                  -------             -------              -------
      Total distributions            (.40)               (.81)                (.73)
                                  -------             -------              -------
Net asset value, end of
period                            $ 15.62             $ 15.58              $ 14.71
                                  -------             -------              -------
                                  -------             -------              -------
TOTAL INVESTMENT RETURN(a):          2.87%              11.73%               (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                             $ 1,641             $ 1,183              $   797
Average net assets (000)          $ 1,465             $   765              $ 1,391
Ratios to average net
assets:
   Expenses, including
      distribution fees               .62%(d)             .63%                 .64%(d)
   Expenses, excluding
      distribution fees               .62%(d)             .63%                 .64%(d)
   Net investment income             5.15%(d)            5.34%                5.45%(d)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    46                                     See Notes to Financial Statements

Prudential National Municipals Fund, Inc.

        Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PEFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Prudential National Municipals Fund, Inc.

         Getting the Most From Your Prudential Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

           www.prudential.com  (800) 225-1852

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential National Municipals Fund, Inc.

       Getting the Most From Your Prudential Mutual Fund

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

        www.prudential.com  (800) 225-1852

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential National Municipals Fund, Inc.

      Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

         www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

-------------------------------------------------
Fund Symbols             NASDAQ           CUSIP
  Class A                PRNMX          743918203
  Class B                PBHMX          743918104
  Class C                PNMCX          743918302
  Class Z                 N/A           743918401
-------------------------------------------------

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOG)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF104E2  743918203  743918104  743918302  743918401

(LOGO) Printed on Recycled Paper